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                                                                    EXHIBIT 4.1

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
                                                            [VISTA LOGO]


         [NUMBER]                                    VISTA ENERGY RESOURCES, INC.                                    [SHARES]


                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                     CUSIP 928350 10 7

                                                                                                                 SEE REVERSE FOR
                                                                                                               CERTAIN DEFINITIONS


THIS CERTIFIES THAT





is the owner of


                               FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                                     VISTA ENERGY RESOURCES, INC.


a Delaware Corporation (the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued, and shall be held, subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments thereof, copies of which are on file with the Transfer Agent, to all of which each holder hereof by acceptance of this certificate assents.

        This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[VISTA ENERGY
RESOURCES, INC.                     /s/ C. RANDALL HILL                     /s/ STEVEN GRAY              /s/ R. CORY RICHARDS
CORPORATE SEAL]
                              CHAIRMAN AND CHIEF EXECUTIVE OFFICER             PRESIDENT              EXECUTIVE VICE PRESIDENT
                                                                                                      AND SECRETARY



COUNTERSIGNED AND REGISTERED:
               AMERICAN STOCK TRANSFER & TRUST COMPANY


BY
                                                                                    AUTHORIZED SIGNATURE
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                                  [VISTA LOGO]

                          VISTA ENERGY RESOURCES, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A DESCRIPTION OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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

                                                                      UNIF GIFT MIN ACT -             CUSTODIAN
                                                                                          -----------           ----------
     TEN COM - as tenants in common                                                          (Cust)               (Minor)
     TEN ENT - as tenants by the entireties                                                 Under Uniform Gifts to Minor
     JT TEN  - as joint tenants with right                                                  Act
               of survivorship and not as                                                      ---------------------------
               tenants in common                                                                         (State)

                           Additional abbreviations may also be used though not in the above list.


                                                            ASSIGNMENT


     For Value Received,                                         hereby sell, assign and transfer unto
                        -----------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

[                                    ]
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                 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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                                                                                                                            Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
     ------------------------------------


                               NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE WITHOUT ALTERATION OR ANY CHANGE WHATEVER.

X
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                             (SIGNATURE)

X
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                             (SIGNATURE)

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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SIGNATURE(S) GUARANTEED BY:






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